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                        VAN KAMPEN LIMITED DURATION FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JANUARY 1, 2009 -- JUNE 30, 2009

                                                                 Amount of    % of
                                      Offering       Total         Shares   Offering   % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased     Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets          Brokers      Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  -----------------  --------------
  Paccar Inc.    02/10/09       -      $ 99.89  $  250,000,000  $  125,000    0.050%      0.13%    Banc of America    Barclays
  6.375% due                                                                                       Securities LLC,    Capital
   2/15/2012                                                                                       Barclays Capital
                                                                                                   Inc., Citigroup
                                                                                                   Global Markets
                                                                                                   Inc., ANZ
                                                                                                   Securities, Inc.,
                                                                                                   BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   HSBC Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, RBC Capital
                                                                                                   Markets
                                                                                                   Corporation

 Chevron Corp.   02/26/09       -      $ 99.82  $2,000,000,000  $  320,000    0.016%      0.33%    Barclays Capital   Barclays
  3.950% due                                                                                       Inc., Morgan       Capital
   3/3/2014                                                                                        Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup Global
                                                                                                   Markets Inc.,
                                                                                                   Greenwich

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
                                                                                                   Capital Markets,
                                                                                                   Inc., J.P..
                                                                                                   Morgan Securities
                                                                                                   Inc., Banc of
                                                                                                   America
                                                                                                   Securities LLC,
                                                                                                   BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   Calyon Securities
                                                                                                   (USA) Inc.,
                                                                                                   Deutsche Bank
                                                                                                   Securities Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., RBC Capital
                                                                                                   Markets
                                                                                                   Corporation, SG
                                                                                                   Americas
                                                                                                   Securities, LLC,
                                                                                                   Standard
                                                                                                   Chartered Bank,
                                                                                                   Blaylock Robert
                                                                                                   Van, LLC, Guzman
                                                                                                   & Company, Loop
                                                                                                   Capital Markets,
                                                                                                   LLC, The Williams
                                                                                                   Capital Group,
                                                                                                   L.P.

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
  Pfizer Inc.    03/17/09       -      $ 99.86  $3,500,000,000  $  540,000    0.015%      0.50%    Banc of America    Citigroup
  4.450% due                                                                                       Securities LLC,
   3/15/2012                                                                                       Barclays Capital
                                                                                                   Inc., Citigroup
                                                                                                   Global Markets
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co., J.P.
                                                                                                   Morgan Securities
                                                                                                   Inc., Credit
                                                                                                   Suisse Securities
                                                                                                   (USA) LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities Inc.,
                                                                                                   Greenwich Capital
                                                                                                   Markets, Inc.,
                                                                                                   HSBC Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities (USA),
                                                                                                   Inc., UBS
                                                                                                   Securities LLC,
                                                                                                   Santander
                                                                                                   Investment
                                                                                                   Securities Inc.,
                                                                                                   Banca

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
                                                                                                   IMI S.p.A., Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   Mediobanca -
                                                                                                   Banca di Credito
                                                                                                   Finanziario
                                                                                                   S.p.A., Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., RBC Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Scotia Capital
                                                                                                   (USA) Inc., SG
                                                                                                   Americas
                                                                                                   Securities, LLC,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Ramirez &
                                                                                                   Company, Inc.,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P.

    Federal      04/08/09       -      $ 99.76  $6,000,000,000  $  885,000    0.015%      0.81%    Deutsche Bank      Goldman Sachs
   National                                                                                        Securities Inc.,
   Mortgage                                                                                        Goldman, Sachs &
  Association                                                                                      Co., Morgan
  1.375% due                                                                                       Stanley & Co.,
   4/28/2011                                                                                       Greenwich Capital
                                                                                                   Markets, Inc.,
                                                                                                   HSBC Securities

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
                                                                                                   (USA) Inc.,
                                                                                                   Jefferies &
                                                                                                   Company, Inc.,
                                                                                                   Loop Capital
                                                                                                   Markets LLC, BNP
                                                                                                   Paribas
                                                                                                   Securities Corp.,
                                                                                                   Daiwa Securities
                                                                                                   America LLC

 Statoil Hydro   04/16/09       -      $ 99.61  $  500,000,000  $  240,000    0.048%      0.22%    Banc of America    Banc of
   ASA Note                                                                                        Securities LLC,    America
    3.875%                                                                                         Citigroup Global
 due 4/15/2014                                                                                     Markets Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities Inc.
                                                                                                   Morgan Stanley &
                                                                                                   Co. Incorporated

   SFEF 144A     04/23/09       -      $ 99.61  $7,000,000,000  $  825,000    0.012%      0.75%    BNP Paribas        Paribas
    3.375%                                                                                         Securities Corp.,  Capital
   5/1/2014                                                                                        Citigroup Global   Markets
                                                                                                   Markets Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities Inc.,
                                                                                                   Morgan Stanley &
                                                                                                   Co. Incorporated,
                                                                                                   Calyon Credit
                                                                                                   Agricole CIB,
                                                                                                   Natixis, Societe

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
                                                                                                   Generale
                                                                                                   Corporate &
                                                                                                   Investment
                                                                                                   Banking

   Procter &     05/04/09       -      $100.00  $2,000,000,000  $  605,000    0.030%      0.54%    Citigroup Global   JP Morgan
    Gamble                                                                                         Markets Inc.,
 International                                                                                     J.P. Morgan
 0.99625% due                                                                                      Securities Inc.,
   5/7/2010                                                                                        RBS Securities
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co., Banc
                                                                                                   of America
                                                                                                   Securities LLC,
                                                                                                   Barclays Capital
                                                                                                   Inc., Deutsche
                                                                                                   Bank Securities
                                                                                                   Inc., HSBC
                                                                                                   Securities (USA)
                                                                                                   Inc., Mitsubishi
                                                                                                   UFJ Securities
                                                                                                   (USA) Inc.,
                                                                                                   Morgan Stanley &
                                                                                                   Co. Incorporated

  Honda Auto     05/05/09       -      $100.00  $  400,000,000  $  475,000    0.119%      0.43%    J.P. Morgan        JP Morgan
  Receivables                                                                                      Securities Inc.,
 Owner 2.220%                                                                                      BNP Paribas
 due 8/15/2011                                                                                     Securities Corp.,
                                                                                                   Barclays Capital
                                                                                                   Inc., Credit

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
                                                                                                   Suisse Securities
                                                                                                   (USA) LLC, HSBC
                                                                                                   Securities (USA)
                                                                                                   Inc., Mitsubishi
                                                                                                   UFJ Securities
                                                                                                   (USA) Inc.,
                                                                                                   Wachovia Capital
                                                                                                   Markets, LLC

   Microsoft     05/11/09       -      $ 99.90  $2,000,000,000  $  330,000    0.017%      0.00%    J.P. Morgan        JP Morgan
  Corporation                                                                                      Securities Inc.
  2.950% due                                                                                       Morgan Stanley &
   6/1/2014                                                                                        Co. Incorporated,
                                                                                                   Banc of America
                                                                                                   Securities LLC,
                                                                                                   Citigroup Global
                                                                                                   Markets Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities (USA)
                                                                                                   LLC, UBS
                                                                                                   Securities LLC,
                                                                                                   Wachovia Capital
                                                                                                   Markets, LLC,
                                                                                                   Barclays Capital
                                                                                                   Inc., BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   Deutsche Bank
                                                                                                   Securities Inc.
                                                                                                   Goldman, Sachs &
                                                                                                   Co.,

                                                                                                   Loop Capital
                                                                                                   Markets, LLC, RBS
                                                                                                   Securities Inc.,
                                                                                                   BNY Mellon
                                                                                                   Capital Markets,
                                                                                                   LLC, CastleOak
                                                                                                   Securities, L.P.,
                                                                                                   HSBC Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mizuho Securities
                                                                                                   USA Inc., SG
                                                                                                   Americas
                                                                                                   Securities, LLC,
                                                                                                   U.S. Bancorp
                                                                                                   Investments, Inc.

  US Bancorp     05/11/09       -      $ 99.98  $1,000,000,000  $  280,000    0.028%      0.25%    Morgan Stanley &   Goldman Sachs
  4.200% due                                                                                       Co. Incorporated,
   5/15/2014                                                                                       Goldman, Sachs &
                                                                                                   Co., Cabrera
                                                                                                   Capital Markets,
                                                                                                   LLC, Loop Capital
                                                                                                   Markets LLC

Wal-Mart Store   05/14/09       -      $ 99.99  $1,000,000,000  $  160,000    0.016%      0.14%    Barclays Capital   Barclays
  Inc. 3.200%                                                                                      Inc., Deutsche     Capital
 due 5/15/2014                                                                                     Bank Securities
                                                                                                   Inc., J.P. Morgan
                                                                                                   Securities, BBVA
                                                                                                   Securities Inc.,

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
                                                                                                   Wachovia Capital
                                                                                                   Markets, LLC,
                                                                                                   Banc of America
                                                                                                   Securities LLC,
                                                                                                   Banca IMI S.p.A.,
                                                                                                   BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   CastleOak
                                                                                                   Securities, L.P.,
                                                                                                   Citigroup Global
                                                                                                   Markets Inc.,
                                                                                                   Credit Suisse
                                                                                                   Securities (USA)
                                                                                                   LLC, Dresdner
                                                                                                   Kleinwort
                                                                                                   Securities LLC,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., HSBC
                                                                                                   Securities (USA)
                                                                                                   Inc., Mitsubishi
                                                                                                   UFJ Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mizuho Securities
                                                                                                   USA Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated, RBS
                                                                                                   Securities Inc.,

                                                                                                   Samuel A. Ramirez
                                                                                                   & Company, Inc.,
                                                                                                   Santander
                                                                                                   Investment
                                                                                                   Securities Inc.,
                                                                                                   Standard
                                                                                                   Chartered Bank,
                                                                                                   UBS Securities
                                                                                                   LLC, U.S. Bancorp
                                                                                                   Investments,
                                                                                                   Inc., Utendahl
                                                                                                   Capital Group,
                                                                                                   LLC

   Hewlett-      05/21/09       -      $ 99.97  $1,000,000,000  $  135,000    0.014%      0.12%    Banc of America    CSFB
  Packard Co.                                                                                      Securities LLC,
  2.250% due                                                                                       Credit Suisse
   5/27/2011                                                                                       Securities (USA)
                                                                                                   LLC, Deutsche
                                                                                                   Bank Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated, RBS
                                                                                                   Securities Inc.,
                                                                                                   Barclays Capital
                                                                                                   Inc., BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   HSBC Securities
                                                                                                   (USA) Inc.,

                                                                                                   Mitsubishi UFJ
                                                                                                   Securities (USA),
                                                                                                   Inc., Wachovia
                                                                                                   Capital Markets,
                                                                                                   LLC

  John Deere     06/02/09       -      $100.00  $  233,600,000  $  375,000    0.161%      0.33%    Banc of America    Banc of
  Owner Trust                                                                                      Securities LLC,    America
 2009 1.13155%                                                                                     Credit Suisse
 due 7/1/2010                                                                                      Securities (USA)
                                                                                                   LLC, Deutsche
                                                                                                   Bank Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated, RBS
                                                                                                   Securities Inc.,
                                                                                                   Barclays Capital
                                                                                                   Inc. BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   HSBC Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities (USA),
                                                                                                   Inc., Wachovia
                                                                                                   Capital Markets,
                                                                                                   LLC

France Telecom   06/29/09       -      $ 99.54  $1,250,000,000  $  435,000    0.35%       0.38%    Banc of America    Banc of
SA Note 4.375%                                                                                     Securities LLC,    America
 due 7/08/2014                                                                                     J.P. Morgan
                                                                                                   Securities Inc.,

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
                                                                                                   BNP Paribas
                                                                                                   Securities Corp.,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated